Filed pursuant to Rule 497(a)

Registration File No. 333-214405

NEWS RELEASE

Contact:	Jennifer Franklin	Ben Tanner
Phone:	949-333-1721	212-635-8676
Email:	jfranklin@steadfastscmg.com	ben.tanner@bnymellon.com

Steadfast Capital Markets Group Teams with

Alcentra to Launch Global Credit Fund

Steadfast Alcentra Global Credit Fund seeks to provide income through direct lending opportunities to private middle-market companies in the United States and Western Europe

IRVINE, Calif., June 5, 2017 – Steadfast Capital Markets Group (“Steadfast”) and Alcentra NY LLC (“Alcentra”), a BNY Mellon investment boutique, today announced the launch of its latest alternative program, Steadfast Alcentra Global Credit Fund, an unlisted closed-end fund that seeks to capitalize on the growing opportunity to provide direct lending to middle-market companies in the United States and Western Europe.

Steadfast is teaming with Alcentra as the fund’s investment sub-adviser. Alcentra will source and actively manage the fund’s direct lending investments, backed by its deep insititutional expertise and experience in providing debt and equity financing to middle-market companies, both in the U.S. and Europe. The fund’s objective is to provide qualified investors current income and capital preservation with the potential for capital appreciation.

“Financial regulations introduced in the United States and Europe in recent years have resulted in constrained traditional bank lending to middle-market companies, providing a growing opportunity for alternative direct lenders such as Steadfast Alcentra Global Credit Fund,” said fund CEO Christopher Hilbert. “Teaming with Alcentra, a proven alternative lending investment manager, Steadfast Alcentra Global Credit Fund will seek to help finance the growth of successful private companies across the U.S. and Western Europe, while providing individual investors the opportunity to achieve an attractive risk-adjusted return and reliable income.

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Steadfast Alcentra Global Credit Fund will offer up to $3 billion in shares of its common stock for sale initially at $9.68 per share. The fund’s share price will periodically adjust based on the net asset value of the company’s investment portfolio. The fund intends to use the proceeds of the offering to provide customized financing solutions to lower middle-market and middle-market companies in the form of floating and fixed rate senior secured loans, second lien loans, subordinated debt and to a lesser extent, minority equity investments.

David Scopelliti, chief investment officer of Alcentra’s U.S. direct lending business, added, “One of the key advantages Steadfast Alcentra Global Credit Fund enjoys as an unlisted closed-end fund is the ability to source global investments throughout the United States, as well as in Western European markets where Alcentra is an established leader. Additionally, this structure enhances our ability to invest in opportunities that we believe will provide attractive yield and strong risk-adjusted returns to our investors.”

About Steadfast

Steadfast Alcentra Global Credit Fund’s adviser is Steadfast Investment Adviser, LLC, an affiliate of the Steadfast Companies, a group of integrated investment, management and development companies. Steadfast Companies, with its corporate office located in Irvine, California, owns and/or manages more than $5.4 billion in assets and employs a staff of over 1,900 in the United States and Mexico. Since its founding in 1994, Steadfast Companies has, directly or indirectly, sponsored 46 privately or publicly offered prior investment programs.

About Alcentra

BNY Alcentra Group Holdings, Inc (“Alcentra Group”) is a wholly owned subsidiary of The Bank of New York Mellon Corporation and is a specialist manager of global sub-investment grade credit with $31.5 billion of assets under management across more than 75 investment vehicles. Alcentra Group has more than 130 employees, including 65 investment professionals. Alcentra Group is a market leader with one of the longest track records and largest market shares in managing investments in private debt on a

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global basis. Alcentra Group is comprised of Alcentra NY and Alcentra Limited and has investment offices in London, New York and Boston and representatives in San Francisco, Singapore and Hong Kong. Alcentra Group is one of thirteen affiliated investment management firms that are part of BNY Mellon Investment Management, one of the world's leading investment management organizations and one of the top U.S. wealth managers, with $1.7 trillion in assets under management as of March 31, 2017.

This press release contains certain forward-looking statements. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements and you should not place undue reliance on any such statements. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this release. Such factors include those described in the risk factors sections of the Fund’s prospectus and other reports filed with the Securities and Exchange Commission. Forward-looking statements in this document speak only as of the date on which such statements were made, and the Fund undertakes no obligation to update any such statements that may become untrue because of subsequent events.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state. An offer is made only by the prospectus. For A copy of the prospectus, please contact your investment professional or steadfast capital markets group at 877.525.SCMG (7264).

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